THE MAINSTAY GROUP OF FUNDS

MainStay Diversified Income Fund	MainStay Indexed Bond Fund
MainStay Floating Rate Fund	MainStay Intermediate Term Bond Fund
MainStay Global High Income Fund	MainStay Short Term Bond Fund
MainStay Government Fund	MainStay Tax Free Bond Fund

Supplement dated October 30, 2009 (“Supplement”) to
MainStay Income and Blended Fund Prospectus dated March 2, 2009 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Diversified Income Fund, MainStay Floating Rate Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund and MainStay Tax Free Bond Fund (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

1. Revised Example Tables

A Supplement to the Prospectus, dated June 29, 2009 (“June 29 Supplement”), announced restructured expense limitations for the Funds and included revised Fee and Expense and Example tables for the Funds.  The Example tables hereby are further amended to correct certain information regarding Investor Class and Class A shares of the Funds (and Class B shares of the MainStay Floating Rate Fund).

MainStay Diversified Income Fund

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses After			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no Redemption	Assuming redemption at the end of each period	Assuming no redemption
1 Year	$603	$566	$235	$735	$235	$335	$96
3 Years	$954	$841	$755	$1,055	$755	$755	$332
5 Years	$1,328	$1,137	$1,302	$1,502	$1,302	$1,302	$586
10 Years	$2,377	$1,978	$2,610	$2,610	$2,795	$2,795	$1,315
*
The above example takes into account the impact of the waivers/expense reimbursements and/or recoupment amounts pursuant to the expense limitation agreement for the first year.  The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Floating Rate Fund

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses After			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no Redemption	Assuming redemption at the end of each period	Assuming no redemption
1 Year	$422	$400	$201	$501	$201	$301	$78
3 Years	$679	$612	$621	$821	$621	$621	$243
5 Years	$955	$841	$1,068	$1,068	$1,068	$1,068	$422
10 Years	$1,744	$1,499	$2,113	$2,113	$2,306	$2,306	$942
*
The above example takes into account the impact of the waivers/expense reimbursements and/or recoupment amounts pursuant to the expense limitation agreement for the first year.  The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Global High Income Fund

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses After			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no Redemption	Assuming redemption at the end of each period
1 Year	$603	$581	$236	$736	$236	$336	$112
3 Years	$944	$877	$746	$1,046	$746	$746	$369
5 Years	$1,308	$1,193	$1,282	$1,482	$1,282	$1,282	$646
10 Years	$2,330	$2,089	$2,564	$2,564	$2,749	$2,749	$1,435
*
The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.  The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Government Fund

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses After			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no Redemption	Assuming redemption at the end of each period	Assuming no redemption
1 Year	$563	$550	$194	$694	$194	$294	$80
3 Years	$834	$796	$633	$933	$633	$633	$284
5 Years	$1,126	$1,060	$1,099	$1,299	$1,099	$1,099	$504
10 Years	$1,955	$1,815	$2,195	$2,195	$2,387	$2,387	$1,140
*
The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.  The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Indexed Bond Fund

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class I
Expenses After
1 Year	$422	$381	$58
3 Years	$689	$564	$193
5 Years	$977	$763	$341
10 Years	$1,795	$1,336	$769
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.

MainStay Short Term Bond Fund

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class I
Expenses After
1 Year	$440	$392	$69
3 Years	$785	$637	$269
5 Years	$1,153	$902	$486
10 Years	$2,187	$1,657	$1,109
*	The above example takes into account the impact of the waivers/expense reimbursements and/or recoupment amounts pursuant to the expense limitation agreement for the first year.

2.	MainStay Tax Free Bond Fund

a.
A Supplement to the Prospectus, dated June 29, 2009, announced a change to the MainStay Tax Free Bond Fund’s primary benchmark and included a revised “Average Annual Total Returns” table for the Fund.  The table below hereby is further amended to include additional information in footnote 3:

Average Annual Total Returns
(for the period ended December 31, 2008)1
	1 year	5 years	10 years
MainStay Tax Free Bond Fund Return Before Taxes on Distributions
Investor Class	-11.87%	0.40%	1.74%
Class A	-11.90%	0.41%	1.74%
Class B	-12.47%	0.09%	1.93%
Class C	- 8.94%	0.24%	1.93%
Return After Taxes on Distributions[2] Class B	-12.47%	-0.09%	-1.93%
Return After Taxes on Distributions and Sale of Fund Shares[2] Class B	- 6.75%	0.52%	2.25%
Barclays Capital Municipal Bond Index[3] (reflects no deductions for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
Barclays Capital 3-15 Year Blended Municipal Bond Index[4] (reflects no deductions for fees, expenses, or taxes)	2.27%	3.38%	4.60%

1	See disclosure under “Past Performance” for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2
After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, and C shares may vary.

3
The Barclays Capital Municipal Bond Index (formerly named Lehman Brothers® Municipal Bond Index) includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years.  Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded.  Total returns assume the reinvestment of all income and capital gains.  You cannot invest directly in an index.  The Fund has selected the Barclays Capital Municipal Bond Index as its primary benchmark index in replacement of the Barclays Capital 3-15 Year Blended Municipal Bond Index as a result of the change in subadvisor.

4
The Barclays Capital 3-15 Year Blended Municipal Bond Index (formerly named Lehman Brothers®  3-15 Year Blended Municipal Bond Index) is an index of investment grade municipal bonds with maturities of 3-15 years.  The index is calculated on a total return basis.  Total returns assume the reinvestment of all income and capital gains.  You cannot invest directly in an index.

b.
At a meeting held on October 1, 2009, the MainStay Tax Free Bond Fund’s Board of Trustees approved a reduction in the management and subadvisory fees for the Fund, effective November 1, 2009.  Therefore, effective November 1, 2009, the “Fees and Expenses of the Fund – Annual Fund Operating Expenses” and “Example” tables on pages 70 and 71, respectively, of the Prospectus, are hereby replaced with the following tables:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor Class	Class A	Class B	Class C
Management Fees[2]	0.52%	0.52%	0.52%	0.52%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	0.50%	0.50%
Other Expenses[4]	0.37%	0.17%	0.37%	0.37%
Total Annual Fund Operating Expenses[5]	1.14%	0.94%	1.39%	1.39%
Fee Recoupements/Waivers/Reimbursements[5]	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Net Annual Fund Operating Expenses[5]	1.04%	0.84%	1.29%	1.29%
2
The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective November 1, 2009 to October 31, 2010, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.40% on assets up to $500 million, 0.375% on assets from $500 million to $1 billion; and 0.35% on assets in excess of $1 billion.  Without this waiver the actual management fee would be 0.50% on assets up to $500 million; 0.475% on assets from $500 million up to $1 billion; and 0.45% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement. Effective August 1, 2008, the Fund’s Fund Accounting Agreement was incorporated into the Fund’s management agreement, resulting in a 0.02% increase in the Fund’s management fees. This increase in management fees was offset by a 0.02% decrease in the Fund’s “Other Expenses,” resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.

3
Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4	“Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5
Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund’s Class A shares do not exceed 0.94% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. Under the written expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made during the term of the agreement. This expense cap agreement expires on August 1, 2010.

Prior to August 1, 2009, New York Life Investments had entered into a written expense limitation agreement under which it had agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 0.99%; Class A, 0.89%; Class B, 1.24%; and Class C, 1.24%. Prior to April 1, 2008, New York Life Investments had a similar written expense limitation agreement that set the expense limitations at 0.89% for Class A shares, 1.14% for Class B shares and 1.14% for Class C shares.

The term “total ordinary operating expenses” excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests. The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund’s share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C
Expenses After			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no Redemption	Assuming redemption at the end of each period
1 Year	$551	$532	$131	$631	$131	$231
3 Years	$786	$727	$430	$730	$430	$430
5 Years	$1,040	$937	$751	$951	$751	$751
10 Years	$1,765	$1,544	$1,592	$1,592	$1,660	$1,660
*  The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

3.  MainStay Intermediate Term Bond Fund

A Supplement to the Prospectus, dated June 29, 2009, announced restructured expense limitations for the MainStay Intermediate Term Bond Fund, and included revised “Annual Fund Operating Expenses” and “Example” tables for the Fund.  The “Annual Fund Operating Expenses” and “Example” tables and related footnotes below hereby are further amended to reflect the impact of a management fee waiver for all classes and an expense limitation agreement for Class I shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor Class	Class A	Class B	Class C	Class I
Management Fees[2]	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.40%	0.20%	0.40%	0.40%	0.20%
Total Annual Fund Operating Expenses[5]	1.25%	1.05%	2.00%	2.00%	0.80%
Fee Recoupments/ (Waivers/Reimbursements) [5]	(0.16)%	(0.16)%	(0.16)%	(0.16)%	(0.20)%
Net Annual Fund Operating Expenses[5]	1.09%	0.89%	1.84%	1.84%	0.60%

2
The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.60% on assets up to $500 million, 0.575% on assets from $500 million to $1 billion, and 0.550% on assets in excess of $1 billion.  Effective on September 11, 2009, New York Life Investments contractually has agreed to waive a portion of its management fee so that it does not exceed 0.50% on assets up to $1 billion and 0.475% on assets in excess of $1 billion.  This fee waiver may be modified or terminated only with the approval of the Board.

3
Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4
“Other Expenses” include, among other things, fees payable for transfer agency services, which may differ between the classes.  “Other Expenses” also include the Fund’s share of the fees and expenses of any other fund in which the Fund invests.  These fees and expenses are less than 0.01% of the average net assets of the Fund.

5
Effective on September 11, 2009, New York Life Investments contractually agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund’s Class I shares do not exceed 0.50% through November 27, 2009 and 0.60% thereafter.  The expense limitation agreement also requires New York Life Investments to waive a portion of its management fee, in addition to the management fee waiver described in note 2 above, or other non-class specific expenses of the Investor Class, Class A, Class B, and Class C shares of the Fund to the extent necessary in order to maintain the expense limitation applicable to Class I shares.  Under the expense limitation agreement, New York Life Investments may recoup the amount of certain waivers or expense reimbursements from the Fund, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made during the term of the agreement.  This expense limitation agreement expires on August 1, 2010.

From  August 1, 2009 through September 10, 2009, New York Life Investments contractually agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of Class I shares did not exceed 0.70%.  From April 1, 2008 (February 28, 2008 for Investor Class shares) through July 31, 2009, New York Life Investments had entered into a written expense limitation agreement under which it had agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that total ordinary operating expenses of the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.05%; Class B, 1.95%; Class C, 1.95%; and Class I, 0.70%.  Prior to April 1, 2008, New York Life Investments had a similar written expense limitation agreement in place that set the expense limitations at: 1.10% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares.  The limitation for Class I shares was the same as in the April 1, 2008 agreement.

The term total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses After			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no Redemption	Assuming redemption at the end of each period	Assuming no redemption
1 Year	$556	$537	$187	$687	$187	$287	$61
3 Years	$814	$754	$612	$912	$612	$612	$235
5 Years	$1,091	$988	$1,063	$1,263	$1,063	$1,063	$425
10 Years	$1,880	$1,661	$2,121	$2,121	$2,314	$2,314	$971

Except as modified herein, the June 29 Supplement remains in effect.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY GROUP OF FUNDS

MainStay Diversified Income Fund

Supplement dated October 30, 2009 (“Supplement”) to
MainStay Income and Blended Fund Prospectus dated March 2, 2009 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Diversified Income Fund (the “Fund”).  You may obtain copies of the Fund’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

At a meeting held on October 1, 2009, the Fund’s Board of Trustees approved the following changes to the Fund’s portfolio management team, effective November 1, 2009:

MainStay Diversified Income Fund:

1.  Under the section entitled “Portfolio Managers” beginning on page 151 of the Prospectus, the portfolio manager listing for the MainStay Diversified Income Fund is hereby revised to delete Gary Goodenough, J. Matthew Philo, James Ramsay and Howard Booth as portfolio managers, and to include Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil as portfolio managers for the Fund.

2.  The section entitled “Portfolio Manager Biographies” beginning on page 152 of the Prospectus is hereby amended to include the following biographies for Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil and to revise the biographies for Howard Booth, Gary Goodenough, James Ramsay and J. Matthew Philo as follows:

Howard Booth
Mr. Booth became a manager of the MainStay Global High Income Fund when he joined MacKay Shields in September 2008 as a Director and a Head of International Fixed Income. He previously was a Senior Portfolio Manager for Global Emerging Markets at Robeco Investment Management and a Senior Portfolio Manager at HSBC Asset Management and worked for Metropolitan Life Insurance for twelve years, where he held the positions of Senior Financial Analyst, Managing Trader and Director in its Global Finance unit. Mr. Booth is a graduate of Syracuse University with a BS in
Finance and Accounting and holds an MBA from New York University, and is a CFA charterholder.

Louis N. Cohen
Mr. Cohen has managed the MainStay Diversified Income Fund since November 2009.  He joined MacKay Shields in October 2004 as Director of Research after MacKay Shields acquired the fixed income active core division of Pareto Partners. Mr. Cohen joined the fixed income team at UBS in 1991 as a Core/Core Plus Portfolio Manager and was Co-Chairman of the Credit Committee while at UBS. His extensive credit experience began at Bankers Trust in 1978 where he was in the Commercial Banking Department. In 1981 Mr. Cohen moved to specialize in fixed income as a FI Credit Analyst at Kidder Peabody. Mr. Cohen furthered his fixed income credit experience as a fixed income credit manager at several major firms, namely, Shearson, Drexel Burnham Lambert and Paine Webber prior to his move into portfolio management at UBS. With experience in the fixed income markets since 1978, Mr. Cohen received his BA and MBA from New York University and is a member and past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts.

Gary Goodenough
Mr. Goodenough became a portfolio manager of the MainStay Government Fund,
MainStay Short Term Bond Fund and the MainStay Total Return Fund in 2000, the
MainStay Global High Income Fund in 2003 and MainStay Intermediate Term Bond Fund in 2008. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

Michael Kimble
Mr. Kimble has managed the fixed income investments for the MainStay Total Return Fund since June 2009 and the MainStay Diversified Income Fund since November 2009. He joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed income credit analyst. In 1988, Mr. Kimble moved to Home
Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble joined the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.

J. Matthew Philo
Mr. Philo became a portfolio manager of the MainStay High Yield Corporate Bond Fund in 2001. Mr. Philo, a Senior Managing Director of MacKay Shields, is co-head of Fixed Income since 2006 and has managed institutional accounts for MacKay Shields since September 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.

James Ramsay
Mr. Ramsay became a manager of the MainStay Global High Income Fund, MainStay
Government Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund and the fixed-income portion of the MainStay Total Return Fund when he joined MacKay Shields in September 2008 as a Senior Managing Director and the Chief Fixed Income Strategist.  He previously was Senior Managing Director and Chief Investment Officer of the US Fixed Income division of Robeco Investment Management, a Senior Vice President at PIMCO, a Senior Managing Director and Executive Vice President in the domestic Fixed Income division of AIG/Sun America and Senior Vice President managing the Investment Division of UNUM Provident Corporation. Mr. Ramsay is a graduate of the
University of Arkansas with a BSBA in Finance and Banking and is a CFA charterholder.

Dan Roberts
Mr. Roberts has managed the fixed income investments for the MainStay Total Return Fund since June 2009 and the MainStay Diversified Income Fund since November 2009. Mr. Roberts joined MacKay Shields in October 2004 when the firm acquired the fixed income active core division of Pareto Partners. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto Partners. Mr. Roberts assembled the US fixed income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Roberts' fixed income group was lifted out of UBS by Forstmann-Leff International and was subsequently purchased by Pareto Partners. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a Ph.D. from the University of Iowa.

Taylor Wagenseil
Mr. Wagenseil has managed the MainStay Diversified Income Fund since November 2009.  Mr. Wagenseil became Director and Co-Head of High Yield portfolio management in 2004 after MacKay Shields acquired the fixed income active core division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder. Mr. Wagenseil began his investment career with Citibank in 1979, specializing in troubled loan workouts and recoveries. In 1986, Mr. Wagenseil moved to Drexel Burnham Lambert as a Senior Vice President to head High Yield Commercial Paper Research. Mr. Wagenseil remained at Drexel through the bankruptcy and then joined Bear Stearns as a Managing Director in the Financial Restructuring Group. He was recruited to join UBS in 1993 as a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the
U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has experience in the High Yield market since 1979.

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THE MAINSTAY GROUP OF FUNDS

MainStay Diversifed Income Fund
MainStay Tax Free Bond Fund

Supplement dated October 30, 2009 (“Supplement”)
to the Statement of Additional Information dated March 2, 2009 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for the MainStay Diversified Income Fund and the MainStay Tax Free Bond Fund (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Prospectus and the Statement of Additional Information applicable to the Funds free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782) or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

MainStay Diversified Income Fund

At a meeting held on October 1, 2009, the Fund’s Board of Trustees approved changes to the Fund’s portfolio manager team.  Effective November 1, 2009, Gary Goodenough, J. Matthew Philo, James Ramsay and Howard Booth will no longer manage the Fund.  On that date, Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil will become the Fund’s portfolio managers.

The “Portfolio Managers” section beginning on page 110 of the SAI is revised to amend the information for Gary Goodenough, J. Matthew Philo, James Ramsay, Howard Booth, Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil (the “Portfolio Managers”).  Information for the Portfolio Managers below is provided as of September 30, 2009, except that the information in the column entitled “Funds Managed by Portfolio Manager” reflects the changes to the portfolio manager team described herein that will be effective on November 1, 2009.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY*	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Howard Booth	MainStay Global High Income Fund	0	0	126 Accounts $8,154,541,206	0	0	3 Accounts $255,690,537
Louis N. Cohen	MainStay 130/30 High Yield Fund and MainStay Diversified Income Fund	4 RICs $1,139,844,012	5 Accounts $1,046,012,040	22 Accounts $44,335,168,383	0	2 Accounts $97,582,944	4 Accounts $547,631,084
Gary Goodenough	MainStay Intermediate Term Bond, MainStay Short Term Bond, MainStay Global High Income, MainStay Government and MainStay Total Return Funds	2 RICs $448,592,288	0	126 Accounts $8,154,541,206	0	0	3 Accounts $255,690,537

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY*	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael Kimble	MainStay 130/30 High Yield, MainStay Diversified Income and MainStay Total Return Funds	4 RICs $1,139,844,012	5 Accounts $1,046,012,040	22 Accounts $44,335,168,383	0	2 Accounts $97,582,944	4 Accounts $547,631,084
J. Matthew Philo	MainStay High Yield Corporate Bond Fund	3 RICs $2,448,139,474	4 Accounts $1,738,731,065	44 Accounts $9,163,623,156	0	2 Accounts $6,231,137	0
James Ramsay	MainStay Intermediate Term Bond, MainStay Short Term Bond, MainStay Global High Income, MainStay Government and MainStay Total Return Funds	2 RICs $448,592,288	0	126 Accounts $8,154,541,206	0	0	3 Accounts $255,690,537
Dan Roberts	MainStay 130/30 High Yield, MainStay Diversified Income and MainStay Total Return Funds	4 RICs $1,139,844,012	5 Accounts $1,046,012,040	22 Accounts $44,335,168,383	0	2 Accounts $97,582,944	4 Accounts $547,631,084
Taylor Wagenseil	MainStay 130/30 High Yield and MainStay Diversified Income Funds	4 RICs $1,139,844,012	5 Accounts $1,046,012,040	22 Accounts $44,335,168,383	0	2 Accounts $97,582,944	4 Accounts $547,631,084
*Does not include management of the MainStay Diversified Income Fund.

The table beginning on page 115 of the SAI regarding the dollar range of fund securities beneficially owned by the portfolio managers of the Funds in the MainStay Group of Funds, respectively, is revised to update the information regarding the Portfolio Managers as of September 30, 2009.

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Howard Booth	None	$0
Louis N. Cohen	None	$0
Gary Goodenough	MainStay High Yield Corporate Bond Fund	$10,001 - $50,000
	MainStay Income Builder Fund	$50,001 - $100,000
Michael Kimble	None	$0
J. Matthew Philo	None	$0
James Ramsay	None	$0
Dan Roberts	None	$0
Taylor Wagenseil	None	$0

MainStay Tax Free Bond Fund

At the meeting held on October 1, 2009, the Fund’s Board of Trustees approved a reduction in the annual rate paid to MacKay Shields LLC as subadvisor to the Fund, effective November 1, 2009.  The table beginning on page 82 in the section entitled “Subadvisory Agreements” is hereby revised to  disclose the annual rate at which subadvisory fees are paid to MacKay Shields LLC as Subadvisor to the Fund:

FUND NAME	ANNUAL RATE
MMainStay Tax Free Bond Fund	0.250%[9]

9	On assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets in excess of $1 billion.

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